Exhibit 10.1

INCREASE AGREEMENT

This INCREASE AGREEMENT (this “Agreement”) is dated as of December 10, 2014, among INTERLINE BRANDS, INC., a New Jersey corporation (the “Company”), WILMAR FINANCIAL, INC., a Delaware corporation (“Wilmar Financial”), JANPAK, LLC, a West Virginia limited liability company (“JanPak”), JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company (“JanPak SC”), JANPAK OF TEXAS, LLC, a Texas limited liability company (“JanPak Texas”), IBI MERCHANDISING SERVICES, INC., a Delaware corporation (“IBI Merchandising”, and together with the Company, Wilmar Financial, JanPak, JanPak SC and JanPak Texas, the “Borrowers”), INTERLINE BRANDS, INC., a Delaware corporation (“Holdings”), GLENWOOD ACQUISITION LLC, a Delaware limited liability company (“Glenwood”), and ZIP TECHNOLOGY, LLC a West Virginia limited liability company (“Zip LLC”, and together with Holdings, Glenwood and the Borrowers, the “Loan Parties”), the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
RECITALS:
A.     The Company, Wilmar Holdings, Inc., a Delaware corporation (“Wilmar Holdings”), and Wilmar Financial, as borrowers, Holdings and Glenwood, as guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain (i) Joinder Agreement dated as of December 11, 2012, among JanPak, JanPak SC, JanPak Texas and Zip LLC (or their respective predecessors-in-interest) and the Administrative Agent, (ii) Joinder Agreement dated as of April 4, 2013, between IBI Merchandising and the Administrative Agent, (iii) First Amendment to Credit Agreement dated as of March 17, 2014 and (iv) Second Amendment to Credit Agreement dated as of April 8, 2014, among the Loan Parties, the Lenders signatory thereto and the Administrative Agent, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers. Wilmar Holdings has been merged into the Company with the Company as the surviving entity.

B.    Pursuant to Section 2.09(e) of the Credit Agreement, the Borrower Representative has requested an increase in the Commitments in the amount of $50,000,000 (the “Commitment Increase”).
C.    The Lenders party hereto have agreed to provide the requested Commitment Increase subject to the terms and conditions set forth herein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Administrative Agent and the Lenders party hereto hereby agree as follows:

Section 1.Commitments Increase.
1.1    Increase in Commitments.    In accordance with Section 2.09(d) of the Credit Agreement, effective as of the Increase Agreement Effective Date, each of the Lenders party hereto hereby agrees that its Commitment is increased to the amount set forth next to its name under the caption “Commitment” on the Commitment Schedule attached hereto. After giving effect to the Commitment Increase, the Commitment of each Lender will be set forth on the Commitment Schedule attached hereto. For the avoidance of doubt, the commitment increases established under this Agreement and any extensions of credit thereunder shall constitute “Obligations” under and as defined in the Credit Agreement.
1.2    Lender Reallocation. On the Increase Agreement Effective Date, (a) each Lender’s participation in each Letter of Credit shall be automatically adjusted to equal its revised Applicable Percentage (after giving effect to the Commitment Increase), (b) each Lender who holds Loans in an aggregate amount less than its revised Applicable Percentage (after giving effect to the Commitment Increase) of all Loans shall advance new Loans that shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each other Lender who holds Loans in an aggregate amount greater than its revised Applicable Percentage (after giving effect to the Commitment Increase) of all Loans, and (c) such other adjustments shall be made as the Administrative Agent shall specify to effectuate the intent and purposes of the increase in the Commitments contemplated by Section 1.1 hereof.
1.3    Ratable Increase of Availability Thresholds. Pursuant to Section 2.09(g) of the Credit Agreement, on the Increase Agreement Effective Date all Availability dollar thresholds set forth in the Loan Documents will be automatically increased by 18.181818182%. In furtherance thereof, the pricing grid set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement shall be adjusted on the Increase Agreement Effective Date as follows:

Availability	Revolver ABR Spread	Revolver Eurodollar Spread
Category 1 > $177,272,727	0.25	1.25
Category 2 > $88,636,364 but ≤ $177,272,727	0.50	1.50
Category 3 ≤ $88,636,364	0.75	1.75

1.4    Reaffirmation of Obligations to Lenders. After giving effect to the Commitment Increase, each Loan Party hereby reaffirms its Obligations to the Lenders under the Credit Agreement (as modified hereby) and the other Loan Documents.

1.5    Replacement of Commitment Schedule. Following the Increase Agreement Effective Date, the Commitment Schedule to the Credit Agreement shall be restated in its entirety in the form of the Commitment Schedule attached to this Agreement.
Section 2.    Conditions Precedent. The increase of the Commitments contained in Section 1.1 hereof is subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Increase Agreement Effective Date”):
2.1    Increase Agreement. The Administrative Agent shall have received counterparts of this Agreement executed on behalf of the Administrative Agent, each Loan Party and each Lender agreeing to provide the Commitments Increase.
2.2    Representations and Warranties. The representations and warranties of each Loan Party contained in the Credit Agreement, this Agreement and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the Increase Agreement Effective Date (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).
2.3    No Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof and both immediately before and after giving effect to the Commitments Increase.
2.4    Payment of Fees. The Administrative Agent, on behalf of the increasing Lenders, shall have received all fees required to be paid on the Increase Agreement Effective Date pursuant to a separate fee letter between the Company and BofA.
2.5    Officer’s Certificates. The Administrative Agent shall have received (a) a certificate of each Loan Party, dated the Increase Agreement Effective Date and executed by its secretary or assistant secretary, which shall (1) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Agreement, (2) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign this Agreement, and (3) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party as of a recent date and a true and correct copy of its by-laws or operating, management or partnership agreement and (b) good standing certificates or similar instruments for each Loan Party, issued as of a recent date by the Secretary of State or other appropriate official of such Loan Party’s jurisdiction of organization; provided that the Administrative Agent shall not be entitled to receive the documents described in the foregoing clauses (a) or (b) with respect to JanPak, JanPak SC, JanPak Texas or Zip LLC (collectively, the “JanPak Entities”) subject to the Company’s agreement to cause the JanPak Entities to deliver such documents in the event that the JanPak Entities have not merged with and into the Company or another Loan Party or otherwise liquidated or dissolved on or prior to the date that is thirty (30) days following the Increase Agreement Effective Date.

2.6    Borrowers’ Closing Certificate. The Administrative Agent shall have received a certificate signed by an authorized officer of the Borrowers certifying that, before and after giving effect to the Commitments Increase, (a) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (b) no Default exists.
2.7    Legal Opinions. The Administrative Agent shall have received customary written opinions of (i) Fried, Frank, Harris, Shriver and Jacobson LLP, counsel to the Loan Parties, and (ii) Riker, Danzig, Scherer, Hyland & Peretti LLP, local New Jersey counsel to the Loan Parties, in each case addressed to the Administrative Agent, each Issuing Bank and the Lenders and in form and substance reasonably acceptable to the Administrative Agent.
2.8    Further Assurances. The Loan Parties shall have provided to the Administrative Agent such other documents and taken such other actions as reasonably requested by the Administrative Agent.

Section 3.    Representations and Warranties. To induce the Lenders party hereto and the Administrative Agent to enter into this Agreement, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
3.1    Loan Document Representations and Warranties. Prior to and after giving effect to this Agreement and any Borrowings being made on the Increase Agreement Effective Date, the representations and warranties of such Loan Party contained in Article III of the Credit Agreement, or which are contained in any other Loan Document or other document furnished at any time under or in connection with the Credit Agreement are true and correct in all material respects on and as of the Increase Agreement Effective Date (or, with respect to representations and warranties qualified by materiality, in all respects), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.
3.2    Power and Authority; No Contravention; Authorizations and Approvals. Each of this Agreement and each of the other Loan Documents executed by such Loan Party in connection herewith (collectively, the “Commitment Increase Documents”) has been duly authorized by all necessary organizational actions and, if required, actions by equity holders, on the part of such Loan Party and do not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) such approvals, authorizations or consents the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect; (ii) violate (A) the certificate or articles of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational documents of any Loan Party or any of its Restricted Subsidiaries or (B) any material Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries, (iii) violate or result in a default under the Term Loan Agreement, the Holdings Notes Indenture or any other material indenture, agreement or instrument binding upon any Loan Party or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any prepayment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement.
3.3    Enforceable Obligations. Each of the Commitment Increase Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
3.4    No Defaults. Prior to and after giving effect to this Agreement and any Borrowings being made on the Increase Agreement Effective Date, no Default or Event of Default exists.
Section 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. This Agreement shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Loan Parties. This Agreement is a Loan Document.
4.2    Reaffirmation of Guaranty. Each Loan Guarantor hereby ratifies and affirms its guaranty obligations under Article X of the Credit Agreement and agrees that such Loan Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Guaranteed Obligations thereunder (including the Commitment Increase contemplated hereby).
4.3    Parties in Interest. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of Vinson & Elkins LLP, counsel to Administrative Agent, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and, to the extent required by Section 9.03(a) of the Credit Agreement, any related documents.
4.5    Counterparts; Execution. This Agreement may be executed in counterparts, and all parties need not execute the same counterpart. The Commitment Increase set forth in Section 1 of this Agreement shall become effective when the Administrative Agent has received counterparts bearing the signatures of all required parties hereto and the conditions set forth in Section 2 are satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
4.6    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
4.7    Headings. The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement, nor affect the meaning thereof.
4.8    Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
INTERLINE BRANDS, INC., a New Jersey corporation

By:	/s/ Federico L. Pensotti
Name: Federico L. Pensotti
Title: Chief Financial Officer

WILMAR FINANCIAL, INC., a Delaware corporation

By:	/s/ Federico L. Pensotti
Name: Federico L. Pensotti
Title: Chief Financial Officer

JANPAK, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder
Title: President

JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company

By:	/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder
Title: President

Signature Page to Increase Agreement

JANPAK OF TEXAS, LLC, a Texas limited liability company

By:	/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder
Title: President

IBI MERCHANDISING SERVICES, INC., a Delaware corporation

By:	/s/ Alison M. Dowell
Name: Alison M. Dowell
Title: President and Secretary

Signature Page to Increase Agreement

OTHER LOAN PARTIES/LOAN GUARANTORS:
INTERLINE BRANDS, INC., a Delaware corporation

By:	/s/ Federico L. Pensotti
Name: Federico L. Pensotti
Title: Chief Financial Officer

GLENWOOD ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder
Title: President

ZIP TECHNOLOGY, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder
Title: President

Signature Page to Increase Agreement

AGENTS AND LENDERS:
BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	/s/ John M. Olsen
Name: John M. Olsen
Title: Senior Vice President

Signature Page to Increase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Harbour
Name: Matt Harbour
Title: Authorized Signatory

Signature Page to Increase Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicole Manies
Name: Nicole Manies
Title: Vice President

Signature Page to Increase Agreement

TD BANK, N.A., as a Lender

By:	/s/ E. Kahn
Name: E. Kahn
Title: Vice President

Signature Page to Increase Agreement

REGIONS BANK, as a Lender

By:	/s/ Scott Martin
Name: Scott Martin
Title: Vice President

Signature Page to Increase Agreement

COMMITMENT SCHEDULE

Lender	Commitment
Bank of America, N.A.	$85,000,000
Wells Fargo Bank, National Association	$47,272,700
KeyBank National Association	$40,000,000
U.S. Bank National Association	$44,318,200
TD Bank, N.A.	$44,318,200
Regions Bank	$26,590,900
Goldman Sachs Lending Partners LLC	$20,000,000
Barclays Bank PLC	$17,500,000

Total	$325,000,000.00

Commitment Schedule